Exhibit 10.3

AGILE THERAPEUTICS, INC

AMENDED AND RESTATED
2008 EQUITY INCENTIVE PLAN

The purpose of the Agile Therapeutics, Inc. Amended and Restated 2008 Equity Incentive Plan (this “Plan”) is to provide (i) designated employees of Agile Therapeutics, Inc. (the “Company”) and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options and stock awards.  The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.  All share information set forth in this Plan gives effect to the recapitalization of the Company’s capital stock on December 30, 2009 and the recapitalization of the Company’s capital stock on May 24, 2010.

1.                                      Administration.

(a)                                 Committee.  This Plan shall be administered and interpreted by the Board or by a committee consisting of members of the Board, which shall be appointed by the Board.  After an initial public offering of the Company’s stock as described in Section 18(b) (a “Public Offering”), this Plan shall be administered by a committee of Board members, which may consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors.  The committee may delegate authority to one or more subcommittees as it deems appropriate.  To the extent that a committee or subcommittee administers this Plan, references in this Plan to the “Board” shall be deemed to refer to the committee or subcommittee.

(b)                                 Board Authority.  The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under this Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under this Plan.

(c)                                  Board Determinations.  The Board shall have full power and authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Board’s interpretations of this Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.  All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals.

(d)                                 Delegation to Officers.  To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options (as defined in Section 2 below) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under this Plan as the Board may determine, provided that the Board shall fix the terms of the Options to be granted by such officers (including the exercise price of such Options, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Options that the officers may grant; provided further, however, that no officer shall be authorized to grant Options to himself or herself.

2.                                      Grants.  Awards under this Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”) and stock awards as described in Section 6 (“Stock Awards”) (hereinafter collectively referred to as “Grants”).  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”).  All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Board shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant.  The Board shall approve the form and provisions of each Grant Instrument.  Grants under a particular Section of this Plan need not be uniform as among the grantees.

3.                                      Shares Subject to This Plan.

(a)                                 Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued under this Plan is 1,147,919 shares, all of which may be granted as Incentive Stock Options; provided, that such number of shares shall automatically be increased to 1,347,919 shares upon the consummation of the “Second Closing” under the Series C Preferred Stock Purchase Agreement dated as of July 18, 2012 among the Company and the other parties listed therein.  After a Public Offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any individual during any calendar year shall be 600,000 shares, all of which may be granted as Incentive Stock Options, subject to adjustment as described below.  Shares issued under this Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of this Plan.  If and to the extent Options granted under this Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards (including restricted Stock Awards received upon the exercise of Options) are forfeited, the shares subject to such Grants shall again be available for purposes of this Plan.

(b)                                 Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in this Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under this Plan, and the price per share of such Grants shall be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Any adjustments determined by the Board shall be final, binding and conclusive.

4.                                      Eligibility for Participation.

(a)                                 Eligible Persons.  All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in this Plan.  Consultants and advisors who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in this Plan if the Key Advisors render bona fide services to the Company or its parents or subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)                                 Selection of Grantees.  The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines.  Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5.                                      Granting of Options.

(a)                                 Number of Shares.  The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)                                 Type of Option and Price.

(i)                                     The Board may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.

Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in Section 424 of the Code.  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)                                  The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii)                               If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows:  (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines.  If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

(c)                                  Option Term.  The Board shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)                                 Exercisability of Options.

(i)                                     Options shall become exercisable in accordance with such terms and conditions, consistent with this Plan, as may be determined by the Board and specified in the Grant Instrument.  The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)                                  The Board may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Board deems appropriate.

(e)                                  Grants to Non-Exempt Employees.  Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)                                   Termination of Employment, Disability or Death.

(i)                                     Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Employee, Key Advisor or member of the Board.  In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)                                  In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)                               In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv)                              If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v)                                 For purposes of this Section 5(f) and Section 6:

(A)                               The term “Employer” shall include the Company and its parent and subsidiary corporations or other entities, as appropriate and as determined by the Board.

(B)                               “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Board determines otherwise.

(C)                               “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Board.

(D)                               “Cause” shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written noncompetition or nonsolicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Board determines.

(g)                                 Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price.  The Grantee shall pay the Exercise Price for an Option as specified by the Board (w) in cash, (x) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) after a Public Offering, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Board may approve.  The Board may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Board, in its sole discretion, deems appropriate.  Shares of Company Stock used to exercise an

Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

(h)                                 Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under this Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code) of the Company.

6.                                      Stock Awards.  The Board may issue shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Board deems appropriate.  The following provisions are applicable to Stock Awards:

(a)                                 General Requirements.  Shares of Company Stock issued pursuant to Stock Awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Board may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate.  The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)                                 Number of Shares.  The Board shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award and the restrictions applicable to such shares.

(c)                                  Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)                                 Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a successor under Section 8(a).  Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Board may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)                                  Right to Vote and to Receive Dividends.  During the Restriction Period,  the Grantee shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board.

(f)                                   Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board.  The Board may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

7.                                      Withholding of Taxes.

(a)                                 Required Withholding.  All Grants under this Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)                                 Election to Withhold Shares.  If the Board so permits, a Grantee may elect to satisfy the Employer’s income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board.

8.                                      Transferability of Grants.

(a)                                 Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)                                 Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

9.                                      Right of First Refusal; Repurchase Right.

(a)                                 Offer.  Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing:  (i) the name of the proposed transferee of the Company Stock; (ii) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (iii) the proposed price; (iv) all other terms of the proposed transfer; and (v) a written copy of the proposed offer.  Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the price and on the terms described in the written notice; provided that the Company may pay such price in installments over a period not to exceed four years, at the discretion of the Board.

(b)                                 Sale.  In the event the Company (or a stockholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in subsection (a) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period.  If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

(c)                                  Assignment of Rights.  The Board, in its sole discretion, may waive the Company’s right of first refusal and repurchase right under this Section 9.  If the Company’s right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining stockholders of the Company in the same proportion that each stockholder’s stock ownership bears to the stock ownership of all the stockholders of the Company, as determined by the Board.  To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

(d)                                 Purchase by the Company.  Prior to a Public Offering, if a Grantee ceases to be employed by, or provide service to, the Employer, the Company shall have the right to purchase all or part of any Company Stock distributed to him or her under this Plan at its then current Fair Market Value (as defined in Section 5(b)) (or at such other price as may be established in the Grant Instrument); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

(e)                                  Public Offering.  On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 9.

(f)                                   Stockholders Agreement.  Notwithstanding the provisions of this Section 9, if the Board requires that a Grantee execute a Stockholders Agreement (or other agreement containing first refusal or repurchase rights) with respect to any Company Stock distributed pursuant to this Plan, such Grantee shall execute such Stockholders Agreement (or other such agreement) as a condition to retaining his or her rights to such Company Stock.  If such Stockholders Agreement (or other such agreement) contains a right of first refusal or repurchase right, the provisions of this Section 9 shall not apply to such Company Stock for as long as those provisions of the Stockholders Agreement (or other agreement) are in effect, unless the Board determines otherwise.

10.                               Change of Control of the Company.

(a)                                 Definitions.

As used in this Plan, a “Change of Control” shall mean:

(i)                                     any merger or consolidation in which voting securities of the Company possessing more than 50% of the total combined voting power of the Company’s outstanding securities are Transferred to a person or persons different from the person holding those securities immediately prior to such transaction and the composition of the Board following such transaction is such that the directors of the Company prior to the transaction constitute less than 50% of the Board membership following the transaction;

(ii)                                  any acquisition, directly or indirectly, by a person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of voting securities of the Company possessing more than 50% of the total combined voting power of the Company’s outstanding securities; provided, however, that, no Change of Control shall be deemed to occur by reason of the acquisition of additional shares of the Company’s capital stock by an investor in the Company in a capital-raising transaction;

(iii)                               any acquisition, directly or indirectly, by a person or related group of persons of the right to appoint a majority of the directors of the Company or otherwise directly or indirectly control the management, affairs and business of the Company;

(iv)                              any sale transfer or other disposition of all or substantially all of the assets of the Company; or

(v)                                 a complete liquidation or dissolution of the Company.

As used in this Section 10, “Transfer” shall include any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntarily and whether or not for value, and including without limitation any merger or amalgamation and any agreement to effect any of the foregoing.

(b)                                 Assumption of Grants.  Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding Stock Awards shall be converted to Stock Awards of the surviving corporation (or a parent or subsidiary of the surviving corporation).

(c)                                  Other Alternatives.  Notwithstanding the foregoing, in the event of a Change of Control, the Board may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that outstanding Options shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (iii) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options or (iv) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Board deems appropriate.  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.  The Board shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options and Stock Awards shall continue in effect according to their terms (subject to any assumption pursuant to subsection (b)).

11.                               Requirements for Issuance of Shares.

(a)                                 Stockholders Agreement/Voting Agreement.  The Board may require that a Grantee execute a stockholders agreement and/or a voting agreement, in each case, with such terms as the Board deems appropriate, with respect to any Company Stock issued pursuant to this Plan.

(b)                                 Limitations on Issuance of Shares.  No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Board.  The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued under this Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c)                                  Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”).  If so requested, the Grantee shall enter into a separate written agreement to such effect in form and substance requested by the Company or the Managing Underwriter.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.  Notwithstanding the foregoing, the Company may require that a

Grantee execute a Stockholders Agreement or other agreement containing lock-up provisions.  If such Stockholders Agreement or other agreement contains any lock-up or market standoff provisions that differ from the provisions of this Section 11(c), for as long as the provisions of such other agreement are in effect, the provisions of this Section 11(c) shall not apply to such Company Stock, unless the Board determines otherwise.

12.                               Amendment and Termination of This Plan.

(a)                                 Amendment.  The Board may amend or terminate this Plan at any time; provided, however, that the Board shall not amend this Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable laws, or, after a Public Offering, to comply with applicable stock exchange requirements.

(b)                                 Termination of This Plan.  This Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(c)                                  Termination and Amendment of Outstanding Grants.  A termination or amendment of this Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 18(b).  The termination of this Plan shall not impair the power and authority of the Board with respect to an outstanding Grant.  Whether or not this Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(b) or may be amended by agreement of the Company and the Grantee consistent with this Plan.

(d)                                 Governing Document.  This Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner.  This Plan shall be binding upon and enforceable against the Company and its successors and assigns.

13.                               Funding of This Plan.  This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.  In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

14.                               Rights of Participants.  Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

15.                               No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to this Plan or any Grant.  The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

16.                               Headings.  Section headings are for reference only.  In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17.                               Effective Date of This Plan.

(a)                                 Effective Date.  The effective date of the original 2008 Equity Incentive Plan was April 24, 2008.  This Plan shall be effective on December 30, 2009.

(b)                                 Public Offering.  The provisions of this Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Company Stock under section 12(g) of the Exchange Act, and shall remain effective thereafter for as long as such stock is so registered.

18.                               Miscellaneous.

(a)                                 Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Board may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the Parent or any of their subsidiaries in substitution for a stock option or Stock Awards grant made by such corporation.  The terms and conditions of the substitute grants may vary from the terms and conditions required by this Plan and from those of the substituted stock incentives.  The Board shall prescribe the provisions of the substitute grants.

(b)                                 Compliance with Law.  This Plan, the exercise of Options and the obligations of the Company to issue shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, after a Public Offering it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that this Plan and applicable Grants under this Plan comply with the applicable provisions of section 162(m) of the Code, after a Public Offering, and section 422 of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in this Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply.  The Board may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.  The Board may also adopt rules regarding the withholding of taxes on payments to Grantees.  The Board may, in its sole discretion, agree to limit its authority under this Section.

(c)                                  Employees Subject to Taxation Outside the United States.  With respect to Grantees who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Board deems appropriate to comply with the laws of the applicable countries, and the Board may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d)                                 Governing Law.  The validity, construction, interpretation and effect of this Plan and Grant Instruments issued under this Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

Effective Date of 2008 Equity Incentive Plan: April 24, 2008

Effective Date of amendment and restatement of 2008 Equity Incentive Plan: December 30, 2009

Effective Date of second amendment and restatement of 2008 Equity Incentive Plan: May 24, 2010

Effective Date of third amendment and restatement of 2008 Equity Incentive Plan:  July 17, 2012

Effective Date of fourth amendment and restatement of 2008 Equity Incentive Plan:  December 6, 2012

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, effective as of                         , is made by and between Agile Therapeutics, Inc. (the “Company”), a Delaware corporation, and                          (the “Optionee), a consultant to the Company.

RECITALS:

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of the Company’s Common Stock; and

WHEREAS, the Company wishes to carry out the Company’s Amended and Restated 2008 Equity Incentive Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee (as hereinafter defined) has determined that it would be in the best interest of the Company to grant the nonqualified stock option provided for herein to the Optionee as an incentive for increased efforts during the Optionee’s service to the Company, subject to the execution and delivery of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meanings specified below.

“Act” shall mean the Securities Act of 1933, as amended.

“Change of Control” shall have the meaning set forth in Section 10 of the Plan.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee established in accordance with Section 1(a) of the Plan, if one has been appointed, or the Board of Directors of the Company if no such committee has been appointed.

“Common Stock” shall mean the Company’s Common Stock, $.0001 par value.

“Option” shall mean the nonqualified stock option to purchase Common Stock granted under this Agreement.  No portion of the Option is intended to be an incentive stock option within the meaning of Section 422A of the Code.

“Plan” shall mean the Agile Therapeutics, Inc. Amended and Restated 2008 Equity Incentive Plan.

“Stockholders Agreement” shall mean the Fifth Amended and Restated Stockholders Agreement dated as of July 18, 2012 among the Company and its stockholders, as it may be amended from time to time, or any subsequent stockholders agreement among the Company and its stockholders then in effect.

“Termination of Service” shall mean the time when the Optionee ceases to provide services to the Company for any reason.

ARTICLE 2
GRANT OF OPTION

Section 2.1 - Grant of Option

Effective as of the date hereof, the Company grants to the Optionee the Option to purchase any part or all of a total of                      shares of Common Stock upon the terms and conditions set forth in this Agreement.  The Option shall be subject in all respects to the provisions of this Agreement and the Plan.

Section 2.2 - Purchase Price

The purchase price of the shares of Common Stock covered by the Option shall be $       per share.

Section 2.3 - Adjustments in Option

The number of shares subject to issuance upon exercise of the Option and purchase price thereof are subject to adjustment in accordance with Section 3(b) of the Plan.

ARTICLE 3
EXERCISABILITY OF OPTION

Section 3.1 - Commencement of Exercisability

(a)           Subject to the provisions of this Article 3, the Option shall vest and become exercisable as follows:                                                                        .

(b)           No portion of the Option that is not exercisable at the time of the Optionee’s Termination of Service shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

Upon vesting, the installments provided for in Section 3.1 shall be cumulative.  Each such installment that vests and becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

2

Section 3.3 - Expiration of Option

The Option may not be exercised to any extent after the first to occur of the following events:

(a)           The expiration of ten years from the date the Option was granted;

(b)           The expiration of three months after the date of the Optionee’s Termination of Service unless such Termination of Service results from the Optionee’s death; or

(c)           The expiration of one year from the date of the Optionee’s Termination of Service by reason of the Optionee’s death.

Section 3.4 - Acceleration of Exercisability

If a Change of Control shall occur prior to the earlier of (a) the Optionee’s Termination of Service or (b) termination of the Option pursuant to Section 3.3, the Option shall vest in full and become immediately exercisable upon such Change of Control, irrespective of whether the Option, or any portion thereof, had yet become exercisable pursuant to Section 3.1.

ARTICLE 4
EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof.  After the death of the Optionee, any exercisable portion of the Option that is exercisable on the date of the Optionee’s death may be exercised by the Optionee’s personal representative or by any person empowered to do so under the Optionee’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof may no longer be exercised in whole or in part pursuant to the provisions of Article 3; provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion may no longer be exercised pursuant to the provisions of Article 3:

(a)           Notice in writing signed by the Optionee or the other person then entitled to exercise the Option, stating that the Option or a portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

3

(b)           Full payment (in cash or by check) for the shares with respect to which the Option or portion is exercised;

(c)           A bona fide written representation and agreement in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise the Option or portion, stating that the shares of Common Stock are being acquired for the Optionee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act, and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise the Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above.  The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations.  Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of the shares acquired upon the exercise of the Option does not violate the Act, and may issue stop-transfer orders covering such shares.  Share certificates evidencing Common Stock issued upon the exercise of the Option shall bear an appropriate legend referring to the provisions of this Section 4.3(c) and Section 5.2 and the agreements herein and therein.  The written representation and agreement referred to in the first sentence of this Section 4.3(c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares;

(d)           A written Joinder to the Stockholders Agreement as provided in Section 5.2 hereof; and

(e)           In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person other than the Optionee, appropriate proof of the right of such person to exercise the Option.

Section 4.4 - Conditions to Issuance of Shares

The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or treasury shares.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)           The admission of such shares to listing on all stock exchanges on which such class of stock shall then be listed;

(b)           The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

4

(c)           The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d)           The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Stockholder

The holder of the Option shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such part of the Option is exercised in accordance with its terms.

ARTICLE 5
TRANSFER OF OPTIONS AND SHARES

Section 5.1 - Option Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or the Optionee’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition shall be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.2 - Joinder to Stockholders Agreement

As a condition to the exercise of the Option or any portion thereof, the Optionee or other person entitled to exercise the Option shall enter into a written Joinder, in a form acceptable to the Company, to the Stockholders Agreement.

Section 5.3 - Holdback Agreement

If the Company at any time shall register shares of Common Stock or other securities under the Act for sale to the public, the Optionee agrees that, at the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Optionee will not sell, make any short sale of, grant an option for the purchase of, loan, pledge or otherwise dispose of or encumber any shares of Common Stock purchased or purchasable upon the exercise of the Option without the prior written consent of the Company or the managing underwriter of the offering, as the case may be, for a period designated in writing to the Optionee, which period shall not begin more than ten days prior to the effective date of the registration statement pursuant to which such public offer will be made and shall not last more than 180 days after the effective date of such registration statement.  If so requested, the Optionee will also enter into a separate written agreement to such effect in form and substance requested by the Company or the managing underwriter of the offering, as the case may be.

5

ARTICLE 6

MISCELLANEOUS

Section 6.1 - Administration

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 6.2 - Withholding

All amounts that, under federal, state or local law, are required to be withheld from the amount payable with respect to any Option shall be withheld by the Company.  Whenever the Company proposes or is required to issue or transfer shares of Common Stock, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

Section 6.3 - No Right of Continued Service

Nothing contained in this Agreement or in the Plan shall confer upon the Optionee any right to continue to provide services to the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate the service of the Optionee at any time for any reason whatsoever, with or without cause.

Section 6.4 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee’s signature hereto.  By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to such party.  Any notice that is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of such representative’s status and address by written notice under this Section 6.4.  Any notice shall have been deemed duly given when enclosed in a properly sealed envelope and addressed as aforesaid, deposited (with postage prepaid) in the United States mail, or sent by overnight courier (with charges prepaid).

Section 6.5 - Survival

Each provision of this Agreement that, by its terms, is intended to survive beyond the exercise of the Option shall continue in effect thereafter until such time as such term shall no longer apply.

6

Section 6.6 - Successors and Assigns

This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by the Optionee.

Section 6.7 - Entire Agreement

This Agreement and the Plan sets forth the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties regarding the Option.

Section 6.8 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 6.9 - Counterparts; Delivery

This Agreement may be executed by the parties on separate counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same agreement.  Executed counterparts of this Agreement may be delivered by electronic or facsimile transmission with the same effect as if delivered personally.

(Signature page follows.)

7

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AGILE THERAPEUTICS, INC.

By:
Al Altomari,
President

Optionee’s Address:

Optionee’s Taxpayer
Identification Number:

8

INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT, effective as of                               , is made by and between Agile Therapeutics, Inc. (the “Company”), a Delaware corporation, and                                (the “Employee”), an employee of the Company.

RECITALS:

WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of the Company’s Common Stock; and

WHEREAS, the Company wishes to carry out the Company’s Amended and Restated 2008 Equity Incentive Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee (as hereinafter defined) has determined that it would be in the best interest of the Company to grant the incentive stock option provided for herein to the Employee as an incentive for increased efforts during the Employee’s employment by the Company, subject to the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meanings specified below:

“Act” shall mean the Securities Act of 1933, as amended.

“Change of Control” shall have the meaning set forth in Section 10 of the Plan.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee established in accordance with Section 2(a) of the Plan, if one has been appointed, or the Board of Directors of the Company if no such committee has been appointed.

“Common Stock” shall mean the Company’s Common Stock, $.0001 par value.

“Option” shall mean the incentive stock option granted under this Agreement.

“Plan” shall mean the Agile Therapeutics, Inc. Amended and Restated 2008 Equity Incentive Plan.

“Stockholders Agreement” shall mean the Fifth Amended and Restated Stockholders Agreement dated as of July 18, 2012 among the Company and its stockholders, as it may be amended from time to time, or any subsequent stockholders agreement among the Company and its stockholders then in effect.

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

ARTICLE 2
GRANT OF OPTION

Section 2.1 - Grant of Option

In consideration of the Employee’s employment by the Company and for other good and valuable consideration, effective as of the date hereof, the Company grants to the Employee the Option to purchase any part or all of a total of «Shares» shares of the Company’s Common Stock upon the terms and conditions set forth in this Agreement.  The Option shall be subject in all respects to the provisions of this Agreement and the Plan.  The Option is intended to be an incentive stock option under Section 422 of the Code.

Section 2.2 - Purchase Price

The purchase price of the shares of Common Stock covered by the Option shall be $      per share.

Section 2.3 - Adjustments in Option

The number of shares subject to issuance upon exercise of the Option and the purchase price thereof are subject to adjustment in accordance with Section 3(b) of the Plan.

2

ARTICLE 3
EXERCISABILITY OF OPTION

Section 3.1 - Commencement of Exercisability

(a)                                 Subject to the provisions of this Article 3, the Option shall vest and become exercisable as follows:                                                                 .

(b)                                 No portion of the Option that is not exercisable at the time of the Employee’s Termination of Employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

Upon vesting, the installments provided for in Section 3.1 shall be cumulative.  Each such installment that vests and becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

The Option may not be exercised to any extent after the first to occur of the following events:

(a)                                 The expiration of ten years from the date the Option was granted;

(b)                                 The expiration of three months after the date of the Employee’s Termination of Employment unless such Termination of Employment results from the Employee’s retirement, death or disability (within the meaning of Section 22(e)(3) of the Code); or

(c)                                  The expiration of one year from the date of the Employee’s Termination of Employment by reason of the Employee’s retirement, death or disability (within the meaning of Section 22(e)(3) of the Code), provided that, in the event that the Option shall be exercised more than three months after termination of employment due to retirement, the Option shall lose its status as an incentive stock option and shall be treated as a nonqualified stock option.

Section 3.4 - Acceleration of Exercisability

If a Change of Control shall occur prior to the earlier to occur of (a) the Employee’s Termination of Employment or (b) the termination of the Option pursuant to Section 3.3, the Option shall vest in full and become immediately exercisable upon such Change of Control, irrespective of whether the Option, or any portion thereof, had yet become exercisable pursuant to Section 3.1.

ARTICLE 4
EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Employee, only the Employee may exercise the Option or any portion thereof.  After the death of the Employee, any portion of the Option that is exercisable on

3

the date of the Employee’s death may, prior to the time when the Option may no longer be exercised pursuant to the provisions of Section 3.2, be exercised by the Employee’s personal representative or by any person empowered to do so under the Employee’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof may no longer be exercised in whole or in part pursuant to the provisions of Article 3; provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion may no longer be exercised pursuant to the provisions of Article 3:

(a)                                 Notice in writing signed by the Employee or the other person then entitled to exercise the Option, stating that the Option or a portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b)                                 (i)                                     Full payment (in cash or by check) for the shares with respect to which the Option or portion is exercised; or

(ii)                                  If the Committee shall so permit, shares of the Company’s Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

(iii)                               If the Committee shall so permit, a combination of the consideration provided in the foregoing Sections 4.3(b)(i) and 4.3(b)(ii);

(c)                                  A bona fide written representation and agreement in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of Common Stock are being acquired for the Employee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise the Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above.  The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations.  Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of the shares acquired upon the exercise of the Option does not violate the Act and may issue stop-transfer orders covering such shares.

4

Share certificates evidencing Common Stock issued upon the exercise of the Option shall bear an appropriate legend referring to the provisions of this Section 4.3(c) and Section 5.2 and the agreements herein and therein.  The written representation and agreement referred to in the first sentence of this Section 4.3(c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act and such registration is then effective in respect of such shares;

(d)                                 A written Joinder to the Stockholders Agreement, as provided in Section 5.2 hereof; and

(e)                                  In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person other than the Employee, appropriate proof of the right of such person to exercise the Option.

Section 4.4 - Conditions to Issuance of Shares

The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or treasury shares.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)                                 The admission of such shares to listing on all stock exchanges on which such class of stock shall then be listed;

(b)                                 The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c)                                  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d)                                 The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Stockholder

The holder of the Option shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such part of the Option is exercised in accordance with its terms.

5

ARTICLE 5
TRANSFER OF OPTIONS AND SHARES

Section 5.1 - Option Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or the Employee’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition shall be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.2 - Joinder to Stockholders Agreement

As a condition to the exercise of the Option or any portion thereof, the Employee or other person entitled to exercise the Option shall enter into a written Joinder, in a form acceptable to the Company, to the Stockholders Agreement.

Section 5.3 - Stock Repurchase Rights

The Employee agrees that, if any shares of Common Stock purchased by the Employee upon the exercise of the Option shall be outstanding and owned by the Employee, the Employee’s estate or any of the Employee’s Permitted Transferees (as defined in the Stockholders Agreement) at the time of the Employee’s Termination of Employment, upon receipt by the Employee of written notice from the Company given at any time during the one-year period after the Employee’s Termination of Employment, the Employee, or the Employee’s personal representative or Permitted Transferee, if applicable, shall be obligated to sell to the Company or its designee all or any portion of the shares of Common Stock of the Company owned by the Employee, the Employee’s estate or any of the Employee’s Permitted Transferees at the time of the Employee’s Termination of Employment for a purchase price equal to the fair market value per share of such Common Stock, as determined in good faith by the Board of Directors of the Company.  The purchase price shall be paid in cash at the closing.  The closing of such purchase shall take place at the principal offices of the Company on the 30th day following the date of the Company’s notice, or if that day is not a business day, then on the next business day.  The provisions of this Section 5.3 shall survive the exercise of the Option.

Section 5.4 - Notification of Disposition

The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired upon the exercise of the Option if such disposition or transfer is made (a) within two years from the date of granting the Option with respect to such shares or (b) within one year after the transfer of such shares to the Employee.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

6

Section 5.5 - Holdback Agreement

If the Company at any time shall register shares of Common Stock or other securities under the Act for sale to the public, the Employee agrees that, at the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Employee will not sell, make any short sale of, grant an option for the purchase of, loan, pledge or otherwise dispose of or encumber any shares of Common Stock purchased or purchasable upon the exercise of the Option without the prior written consent of the Company or the managing underwriter of the offering, as the case may be, for a period designated in writing to the Employee, which period shall not begin more than ten days prior to the effective date of the registration statement pursuant to which such public offer will be made and shall not last more than 180 days after the effective date of such registration statement.  If so requested, the Employee will also enter into a separate written agreement to such effect in form and substance requested by the Company or the managing underwriter of the offering, as the case may be.

ARTICLE 6

MISCELLANEOUS

Section 6.1 - Administration

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 6.2 - Withholding

All amounts that, under federal, state or local law, are required to be withheld from the amount payable with respect to any Option shall be withheld by the Company.  Whenever the Company proposes or is required to issue or transfer shares of Common Stock, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

Section 6.3 - No Right of Continued Employment

Nothing contained in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

7

Section 6.4 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath the Employee’s signature hereto.  By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to such party.  Any notice that is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 6.4.  Any notice shall have been deemed duly given when deposited (with postage prepaid) in the United States mail or sent by overnight courier (with charges prepaid).

Section 6.5 - Survival

Each provision of this Agreement that, by its terms, is intended to survive beyond the exercise of the Option shall continue in effect thereafter until such time as such term shall no longer apply.

Section 6.6 - Successors and Assigns

This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by the Employee.

Section 6.7 - Entire Agreement

This Agreement and the Plan sets forth the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties regarding the Option.

Section 6.8 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 6.9 - Counterparts

This Agreement may be executed by the parties on separate counterparts, each of which shall be deemed an original and both of which shall together constitute one and the same agreement.

(Signature page follows.)

8

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AGILE THERAPEUTICS, INC.

By:
Al Altomari
President

Address of Employee:

Employee’s Taxpayer
Identification Number:

9